UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2011

ECOLAB INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-9328 (Commission File Number)	41-0231510 (IRS Employer Identification No.)

370 Wabasha Street North Saint Paul, Minnesota (Address of principal executive offices and Zip Code)	55102 (Zip Code)

Registrant’s telephone number, including area code: 1-800-232-6522

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01   Other Information.

On October 31, 2011, Ecolab Inc., a Delaware corporation (“Ecolab”), made an internal corporate announcement to its employees and the employees of Nalco Holding Company, a Delaware corporation (“Nalco”),with respect to Ecolab’s senior executive team following the completion of its previously-announced merger (the “Merger”) with Nalco pursuant to the Agreement and Plan of Merger dated as of July 19, 2011 (the “Merger Agreement”) among Ecolab, Sustainability Partners Corporation, a Delaware corporation and a wholly-owned subsidiary of Ecolab, and Nalco.  A copy of this announcement was filed with the Securities and Exchange Commission in accordance with Rule 425 under the Securities Act of 1933, as amended, on November 1, 2011.

The announcement included information regarding certain executive officers of Nalco who are expected to continue as members of the senior executive team of Ecolab following completion of the Merger.  These Nalco executive officers include J. Erik Fyrwald, President of Ecolab, David E. Flitman, Executive Vice President and President — Global Water and Process Services, Steve M. Taylor, Executive Vice President and President — Global Energy Services, Eric G. Melin, Executive Vice President and President — Asia Pacific, Mary Kay Kaufmann, Vice President of Integration, David Johnson, Executive Vice President — Europe Water and Process Services, and Dr. Manian Ramesh, Chief Technology Officer — Water and Energy Services.

Ecolab has provided letters to each of the foregoing Nalco executive officers, other than Mr. Fyrwald, setting forth their employment and compensation arrangements as Ecolab employees, conditioned upon the completion of the Merger. The letters included information regarding each individual’s title, place of employment, reporting responsibilities, annual base salary and participation in the Ecolab Management Incentive Plan and Ecolab Long Term Incentive Plan, including details regarding restricted stock and stock option grants expected to be made in December 2011 (subject to completion of the Merger) as part of Ecolab’s annual grant of equity awards to its employees.  The letters did not provide for a fixed term of employment or modify in any respect the existing Change in Control and Severance Agreements between Nalco and its executive officers. The compensation arrangements that will be applicable conditioned upon completion of the Merger were determined by Ecolab based primarily on the compensation provided to each individual as an executive officer of Nalco and on an assessment by Ecolab of prevailing compensation terms and arrangements for individuals with similar levels of responsibility and experience employed by companies comparable to Ecolab.  Mr. Fyrwald’s existing employment and compensation arrangements with Nalco, including his employment letter agreement dated as of February 21, 2008 and his severance and change of control agreements dated as of January 1, 2011, will continue in effect following his appointment as President of Ecolab effective as of the date of the completion of the Merger.

Cautionary Statements Regarding Forward-Looking Information

This communication contains certain statements relating to future events and our intentions, beliefs, expectations and predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the Merger, integration plans and expected synergies, the expected timing of completion of the Merger, and anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Ecolab and Nalco, as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include (i) the risk that the stockholders of Nalco may not adopt the Merger Agreement, (ii) the risk that the stockholders of Ecolab may not approve the issuance of Ecolab common stock to Nalco stockholders in the Merger, (iii) the risk that the companies may be unable to obtain regulatory approvals required for the Merger, or that required regulatory approvals may delay the Merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the Merger, (iv) the risk that the conditions to the closing of the Merger may not be satisfied, (v) the risk that a material adverse change, event or occurrence may affect Ecolab or Nalco prior to the closing of the Merger and may delay the Merger or cause the companies to abandon the Merger, (vi) the risk that an unsolicited offer by another company to acquire shares or assets of Ecolab or Nalco could interfere with or prevent the Merger, (vii) problems that may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, (viii) the possibility that the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, (ix) the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies currently expect, (x) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the Merger and (xi) the risk that disruptions from the transaction will harm relationships with customers, employees and suppliers.

Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Ecolab, Nalco and the combined company. For a further discussion of these and other risks and uncertainties applicable to the respective businesses of Ecolab and Nalco, see the Annual Reports on Form 10-K of Ecolab and Nalco for the fiscal year ended December 31, 2010 and the companies’ other public filings with the “SEC”. These risks, as well as other risks associated with the Merger, are more fully discussed in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 that Ecolab has filed with the SEC in connection with the Merger, which was declared effective by the SEC on October 28, 2011. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Ecolab nor Nalco undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations, except as required by law.

Additional Information and Where to Find it

In connection with the proposed Merger between Ecolab and Nalco, Ecolab filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of Ecolab and Nalco that also constitutes a prospectus of Ecolab relating to the proposed transaction. The Registration Statement was declared effective by the SEC on October 28, 2011. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION about Ecolab, Nalco and the proposed Merger. Investors and security holders can obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and joint proxy statement/prospectus can be obtained free of charge by accessing Ecolab’s website at www.ecolab.com by clicking on the “Investor” link and then clicking on the “SEC Filings” link or by writing Ecolab at 370 Wabasha Street North, Saint Paul, Minnesota, 55102, Attention: Corporate Secretary or by accessing Nalco’s website at www.nalco.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link or by writing Nalco at 1601 West Diehl Road, Naperville, Illinois 60563, Attention: Corporate Secretary. Security holders may also read and copy any reports, statements and other information filed by Ecolab or Nalco with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Ecolab, Nalco and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Ecolab’s directors and executive officers is available in its proxy statement filed with the SEC by Ecolab on March 18, 2011 in connection with its 2011 annual meeting of stockholders, and information regarding Nalco’s directors and executive officers is available in its proxy statement filed with the SEC by Nalco on March 14, 2011 in connection with its 2011 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the registration statement and joint proxy statement/prospectus and other relevant materials that have been filed with the SEC.

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 14, 2011

ECOLAB INC.

By:	/s/ MICHAEL C. MCCORMICK
Michael C. McCormick Assistant Secretary